Investor Presentation August 2026

Disclaimer This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission.

AM Best rated “A” (Excellent) & Financial Size Category XI Company Profile TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY Includes PSIC, PESIC, FIA and Palomar Re. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix. SECOND QUARTER HIGHLIGHTS (2) Gross written premium (GWP) of $630.5M; 27% YoY growth Adjusted net income of $63.8M, 31% YoY growth Adjusted return on equity of 26% Adjusted combined ratio of 77% 15 consecutive quarters of beating consensus adjusted EPS Successfully executed June 1st reinsurance renewal; $3.92 billion of total Earthquake limit Repurchased 368.7K shares for $41.0M Announced first quarterly dividend of $0.45 per share, payable September 2, 2026 Raised full year adjusted net income guidance: $270M - $280M Balanced mix of admitted & E&S, residential & commercial property and casualty products Diversified growth engine anchored by Earthquake and strengthened by growing Casualty, Inland Marine & Property, Crop and Surety & Credit platforms Purpose built risk transfer strategy and reinsurance approach enabling earnings stability and growth Experienced management team committed to PLMR 2X — doubling adjusted net income every 3–5 years while sustaining ROE above 20% Leading specialty insurer with a portfolio intentionally designed to perform through all cycles (1)

Diversification Within One-of-One Specialty Portfolio Balanced Business mix Drives attractive risk adjusted returns 4 Portfolio Structure: Categories and Products Non-P&C 19% Property 50% Casualty 31% Business Mix Q2 2026 GWP $630.5M ▲+27% YoY

Palomar 2X Strategy STRATEGY TO DOUBLE ADJUSTED NET INCOME and ACHIEVE AN ADJUSTED ROE + 20% OVER THE INTERMEDIATE TERM Profitable growth Anchored by earthquake franchise Low volatility – specialty lines focus Conservative and comprehensive risk transfer strategy Selective entry into new markets Sustain attractive margins Fundamental Principles Greater gross / net line sizes enabled by surplus growth Reinsurance program supports margin expansion Investment leverage drives higher net investment income Gray Surety acquisition adds scale and earnings Adjusted Net Income Drivers Leverage Scale to Enhance Profitable Growth Curate a “One-of-One” Specialty Portfolio Deepen our Position in Existing Markets and Unlock New Opportunities Integrate, Optimize and Execute 2026 Strategic Initiatives

Profitable and Diverse Portfolio Positioned for Long-Term Value Diversification has driven growth while preserving strong margins and profitability Disciplined Business Mix Shift Supporting Consistent Profitability Diversified portfolio enhances resilience across market cycles Business mix has evolved but not at the sacrifice of combined ratio and overall profitability Larger balance sheet and consistent catastrophe retentions reduce earnings volatility from a severe event Despite a higher attritional loss ratio, the combined ratio remains consistent with 2021–2022 levels Value of the approach best demonstrated by results beating consensus 15 consecutive quarters Adjusted Net Income Continued Strong Growth Adjusted Combined Ratio Steady performance Adjusted ROE Consistent and Performing

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Technology and Data

KEY ENABLER OF SPEED-TO-MARKET AND DIFFERENTIATION ENHANCED BY AI

Built for Speed

- Scalable core systems leveraging best-in-class vendors
- Proven playbooks for new product launches
- Early adoption of business process outsourcing services for rapid scaling and cost efficiency

Deployed AI solution for efficient operations and customer service[2]

Building on Palomar's Core Advantages

- PASS[1] and frontends endorsed by Producer and Carrier partners
- Sophisticated pricing tools with automated external data ingestion
- Performance and exposure management data assets

AI underwriting workbench for internal Property team[2]

Leveraging AI and New Technologies

- AI-driven automation to assist underwriting productivity and workflow
- Third-party data enrichment leveraging AI models for portfolio optimization
- Deploying AI to improve process optimization and drive operational efficiency

Launched PLMR.Farm; new AI-developed innovative Crop policy administration platform[2]

Data & Analytics

- Automated ingestion of catastrophe, hazard, exposure and market data
- Granular exposure analytics supporting optimized XOL and quota share structures
- Real time portfolio monitoring enhancing pricing, retention and concentration management

Leveraged AI software to enhance catastrophe modeling and improve risk selection[2]

1. Palomar Automated Submission System
2. Recent AI initiatives

Comprehensive & Diverse Utilization of Reinsurance A Broad SUITE OF Risk Transfer PRODUCTS helps to MANAGE RISK, REDUCE VOLATILITY AND SUPPORT GROWTH Inland Marine Other Property Casualty Other Property Inland Marine Earthquake Casualty Crop Facultative Individual risk-specific protection ‘Second set of eyes’ for individual risk underwriting Effective for newer lines of business or complex risks Excess of Loss (XOL) Applies on either a per-risk or a portfolio basis (e.g. Catastrophe XOL) Efficient protection against severity of a single event or loss above a fixed dollar retention Quota Share ‘First dollar' pro-rata partner for portfolio Control net line size and volatility for new and existing business Mitigate shock losses Generate fee income Catastrophe Bond Provides fixed economics and capacity via multi-year treaties Diversify beyond traditional reinsurance market Fully collateralized model Earthquake Other Property Earthquake Crop Inland Marine Earthquake Hawaii Hurricane Surety Bonds

Reinsurance – Recent Activity Disciplined and Diversified Reinsurance Strategy Provides Margin Stability Completed 14 placements in the quarter— five Casualty and nine Property treaties All treaties renewed at improved or similar economics relative to expiring Casualty quota shares renewed at higher ceding commissions while maintaining expiring cession percentages Issued seventh Torrey Pines Re catastrophe bond securing $410M of collateralized multi-year protection Includes a first-time standalone Hawaii Hurricane tranche Pricing ~15% down on a risk-adjusted basis Secured incremental Property capacity for Builders Risk, Construction Engineering, and Excess National Property Expands our ability to offer larger limits and opens new admitted market retail distribution channels Earthquake reinsurance program: Total ground-up earthquake coverage increased to approximately $3.92B Includes $1.23B of earthquake limit via Torrey Pines Re catastrophe bond program $20M per occurrence retention All perils excluding earthquake subject to separate reinsurance tower Total Continental US Hurricane coverage to $135M $11M per occurrence retention Standalone Laulima XOL treaty To total coverage to $865M Includes $50M of limit via Torrey Pines Re catastrophe bond program $1.5M per occurrence retention Program supported by over 100+ reinsurers and ILS investors Mix of one-year and multi-year limit to reduce reinsurance market price volatility 6/1 Core Catastrophe Placement Recent Activity

Reserving Philosophy Responsible growth with a “Walk before we run” approach within niche market segments Conservative Approach Highly conservative reserving philosophy supports balance sheet strength Respond quickly to adverse trends and recognize favorable trends deliberately Establish reserves with appropriate margin Favorable reserve development reflects long-standing conservatism Conservatism supports modest releases as claims mature, particularly in short-tail property lines Respond quickly to adverse news and recognize favorable trends deliberately Philosophy prioritizes long-term reserve adequacy and earnings stability 84% of Casualty reserves held as IBNR: Casualty reserves represent less than 20% of stockholders’ equity All Other Reserves 49% Casualty Reserves 51% Total Reserves

Investment Portfolio as of June 30, 2026 High quality, liquid investment portfolio provides complementary earnings stream Objectives: Maintain liquidity, preserve capital, and generate income within a disciplined risk framework Portfolio Construction: Deploy capacity to improve risk-adjusted returns through a modest, disciplined increase in credit and duration risk Investment Leverage and Earnings Contribution: Attractive investment leverage with a conservative risk profile; new money yields of 5.2% and 45% increase in portfolio assets YoY positions investment income to meaningfully contribute to our financial results Weighted Average Duration: 4.3 Years Average Portfolio Credit Quality: “A1/A+” Average Fixed Income Book Yield: 4.9% Investment Leverage: 1.6x Credit Rating AAA A AA BBB High Yield $1.6B AUM Corporate Bonds Municipal Bonds ABS Corporate HY Bonds MBS / CMBS Cash Equities Treasuries/Agencies

Q2’ 2026 Performance Continues Track Record of Strong Results ATTRACTIVE BUSINESS MODEL GENERATING PROFITABLE GROWTH GROWTH PROFITABILITY Gross Written Premium ($M) Adjusted Return on Equity Adjusted Net Income ($M) CAGR: +33% CAGR: +43% +31% This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix Midpoint of of full year 2026 adjusted net income guidance +27% RETURNS (2)

2026 Full Year Guidance 2026 Guidance implies exceeding 2024 Palomar 2X goal in two years 2026 FULL YEAR OUTLOOK Adjusted Net Income $270M–$280M Current range IMPLIES: Adjusted net income growth of 27% based on the midpoint of the range Higher growth on EPS basis Adjusted ROE above the Palomar 2X goal of 20% $8M–$12M of catastrophe losses in 2026 2024 2026 Estimated 2023 Actuals $93.5M Adjusted Net Income 2025 Palomar 2X Goal $187.0M Adjusted Net Income Actuals $133.5M Palomar 2X Goal $267.0M Adjusted Net Income Actuals $216.1M Palomar 2X Goal $432.2M Adjusted Net Income Est. ANI $275.0M Palomar 2X Goal $550.0M Historic Performance & Outlook for Palomar 2X

Modeling and Seasonality Modeling reflects expected growth, seasonality dynamics and strong profitability Q1 Q2 Q4 10-15% 10-20% 15-30% 45-55% Crop Premium Seasonality: 2026 GEP Forecast 2026 Forecast: Percent of Premium Earned Q3 Q3 OUTLOOK Seasonal peak in GEP, NEP and losses Loss ratio low to mid 40s including impact of potential catastrophe losses Sequential ANI pattern similar to 2025 2026 GUIDANCE Raised adjusted net income to $270-280 million Adjusted ANI growth of 27% based on the midpoint of updated guidance; higher EPS growth Adjusted ROE above 20% More than $400M Crop GWP target FULL YEAR MODELING NEP ratio: upper-40s, low point in Q3 Acquisition expense ratio: slight improvement from 2025 of 12.1% of GEP Other underwriting expense ratio: slight improvement from 2025, ~8% of GEP Loss ratio: mid to upper 30s, high point in Q3 Adjusted combined ratio: mid 70s, high point in Q3 CROP PREMIUM SEASONALITY: HISTORICALS AND FORECAST  % of Q1 Q2 Q3 Q4 2024 GWP 33% 2% 51% 14% GEP 12% 8% 56% 24% 2025 GWP 19% 14% 50% 17% GEP 8% 13% 53% 26% 2026 FORECAST GWP 20-25% 15-20% 40-65% 5-10% GEP 10-15% 10-20% 45-55% 15-30%

Beat Initial guidance midpoint for the past three years, underscoring execution and earnings visibility Sustained Earnings Outperformance vs. Initial Guidance +7% vs. initial guidance +19% vs. initial guidance +16% vs. initial guidance 13x +46% Guidance Raises since 2023 ANI CAGR 2023-2026E(1) Source: CAGR calculated using midpoint of 2026E guidance Reflects midpoint of FY guidance through Q1 2026

Palomar Performance & Valuation vs. Peers Compared to Peers - Top Tier Performance with Uncorrelated valuation Valuation Metrics Industry Leading Performance (1) Source: Bloomberg, data through 8/10/2026

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Entrepreneurial and Experienced Management Team

LEADING SPECIALTY INSURANCE TALENT CONTINUE TO EXECUTE AND ADD DEPTH TO THE ORGANIZATION

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Rudy Herve | Chief Operating Officer	25+	SCOR | QBE North America | Bain & Company | Orange Ventures
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Robert Beyerle | Chief Underwriting Officer	25+	Great American Insurance Company | Acordia Southeast
Sheri Scott | Chief Actuarial Officer	35+	Milliman | BofA | AON Risk Services | Electric Insurance | Canadian Direct Insurance | AAA Insurance
James Long | Chief Technology Officer	20+	RenaissanceRe | Guy Carpenter | John B. Collins Associates
Tim Carter | Chief People Officer	20+	LPL Financial | G4S Integrated Services | Parexcel | Home Depot
Kyle Morgan | Chief Strategy Officer	20+	W Capital Partners | Insight Partners

Appendix 2025 Investor Day | March 20, 2025

Q3 Seasonality GEP increases while NEP Ratio decreases Q3 Seasonality GEP increases while NEP Ratio decreases Q3 Seasonality GEP increases while NEP Ratio decreases Q3 seasonality increases GEP & decreases NEP Ratio Modeling and Seasonality Gross Earned Premium in $M (1) Expect same seasonal patterns as previous years. For the third quarter: Seasonal peak in GWP, GEP and NEP, driven by Crop earned premium Higher loss and acquisition expense dollars NEP Ratio decreases in Q3, tied to Crop earnings pattern Modeling Implication

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Modeling and Seasonality

NEAR-TERM RATIOS REFLECT BUSINESS MIX AND GRAY INTEGRATION; FULL-YEAR GUIDANCE REMAINS ON TRACK


$600
$500
$400
$300
$200
$100
$-
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Net Earned Premium
Gross Earned Premium
Adjusted UW Expense Ratio
Acquisition Expense Ratio

General Modeling Guidance

- Acquisition expense dollars trend higher with earned premium growth
  - 12.9% in Q2 2026 vs. 12.6% in Q2 2025 and 14.0% in Q1 2026.
  - YoY increase driven by mix, including growth in surety and credit, and higher retentions resulting in lower ceding commissions.
  - FY26: slight improvement vs. 2025's 12.1%; higher in first half, lower in second half with Crop earned premium.
- Adjusted UW expense dollars will continue to increase with growth in investments across the organization
  - 9.1% in Q2 2026 vs. 8.7% in Q2 2025 and 8.5% in Q1 2026; includes a full quarter of Gray.
  - FY26: slight improvement vs. 2025's 8.0% as we invest in talent, technology and systems under Palomar 2X.
  - Higher in first half, lower in second half with the seasonal peak in Crop earned premium.
- While not shown, loss ratio trending as expected despite seasonality
  - 34.5% in Q2 2026 vs. 25.7% in Q2 2025 and 33.3% in Q1 2026, on higher attritional losses from Crop and Casualty growth.
  - Includes $14.1M attritional and $0.2 million of catastrophe loss favorable prior year development
  - FY26: mid to upper 30s, with the high point in Q3 on Crop timing.

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Second Quarter Financial Highlights

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Change	% Change	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Change	% Change
	(in thousands, except per share data)							
Gross written premiums	$ 630,456	$ 496,288	$ 134,168	27.0 %	$1,260,284	$ 938,452	$ 321,832	34.3%
Ceded written premiums	(305,279)	(266,506)	(38,773)	14.5 %	(597,192)	(497,251)	(99,941)	20.1%
Net written premiums	325,177	229,782	95,395	41.5 %	663,092	441,201	221,891	50.3%
Net earned premiums	286,951	179,958	106,993	59.5 %	548,389	344,029	204,360	59.4%
Commission and other income	769	1,677	908	54.1 %	2,178	2,507	329	13.1%
Total underwriting revenue (1)	287,720	181,635	106,085	58.4 %	550,567	346,536	204,031	58.9%
Losses and loss adjustment expenses	98,988	46,183	52,805	114.3 %	186,085	84,927	101,158	119.1%
Acquisition expenses, net of ceding commissions and fronting fees	71,256	51,637	19,619	38.0 %	141,571	97,996	43,575	44.5%
Other underwriting expenses	69,429	45,525	23,904	52.5 %	134,336	81,258	53,078	65.3%
Underwriting income (1)	48,047	38,290	(9,757)	(25.5)%	88,575	82,355	(6,220)	(7.6)%
Interest expense	(4,947)	(86)	(4,861)	NM	(8,105)	(171)	(7,934)	NM
Net investment income	19,950	13,370	6,580	49.2 %	37,934	25,441	12,493	49.1%
Net realized and unrealized gains on investments	(6,753)	(8,306)	1,553	(18.7)%	(4,860)	(5,968)	1,108)	(18.6)%
Income before income taxes	69,803	59,880	(9,923)	(16.6)%	123,264	113,593	(9, 671)	(8.5)%
Income tax expense	17,211	13,352	(3,859)	(28.9)%	27,725	24,143	(3,582	(14.8)%
Net income	$ 52,592	$ 46,528	$ 6,064	13.0 %	$95,539	$ 89,450	$ 6,089	6.8%
Adjustments:								%
Net realized and unrealized gains on investments	6,753	8,306	(1,553)	(18.7)%	(4,860)	(5,968)	1,108	18.6%
Expenses associated with transactions	6	754	748	99.2 %	7,412	2,841	4,571	160.9%
Stock-based compensation expense	7,438	5,347	2,091	39.1 %	16,224	10,092	6,132	60.8%
Amortization of intangibles	9,180	1,346	7,834	NM	15,235	2,054	13,181	NM%
Expenses associated with catastrophe bond	2,330	2,661	(331)	(12.4)	2,330	2,661	(331)	(12.4)%
Tax impact	(1,025)	(202)	(1,227)	NM	(4,976)	(1,293)	(3,683)	284.8%
Adjusted net income (1)	$ 63,768	$ 48,532	$ 15,236	31.4 %	$ 126,904	$ 99,837	$ 27,067	27.1%
Key Financial and Operating Metrics								
Annualized return on equity	21.7 %	22.7 %			19.9%	22.7%		
Annualized adjusted return on equity (1)	26.3 %	23.7 %			26.4%	25.3%		%
Loss ratio	34.5 %	25.7 %			33.9%	24.7%		%
Expense ratio	48.8 %	53.1 %			49.9%	51.4%		%
Combined ratio	83.3 %	78.8 %			83.8%	76.1%		%
Adjusted combined ratio (1)	76.7 %	73.1 %			76.3%	70.9%		%
Diluted earnings per share	$ 1.94	$ 1.68			$ 3.51	$ 3.24		%
Diluted adjusted earnings per share (1)	$ 2.36	$ 1.76			$ 4.66	$ 3.62		
Catastrophe losses	$ 268	$ (542)			$ (149)	$ (565)		
Catastrophe loss ratio (1)	-0.1 %	(0.0)%			0.0%	0.2		
Adjusted combined ratio excluding catastrophe losses (1)	76.8 %	73.1 %			76.4%	71.1		
Adjusted underwriting income (1)	$ 67,001	$ 48,398	$ 18,603	38.4 %	$ 129,776	$ 100,003	$ 29,773	29.8%

NM - not meaningful

(1) Indicates non-GAAP financial measure; see “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.
(2) NM – Not Meaningful

Palomar®

Reconciliation Of Non-GAAP Metrics Used In This Presentation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
($ in thousands, except per share data)				
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$ 238,904	141,668	$ 459,814	$261,674
Denominator: Net earned premiums	$ 286,951	179,958	$ 548,389	$344,029
Combined ratio	83.3%	78.8%	83.8%	76.1%
Adjustments to numerator:				
Expenses associated with transactions	$ (6)	$ (754)	$ (7,412)	$(2,841)
Stock-based compensation expense	(7,438)	(5,347)	(16,224)	(10,092)
Amortization of intangibles	(9,180)	(1,346)	(15,235)	(2,054)
Expenses associated with catastrophe bonds	(2,330)	(2,661)	(2,330)	(2,661)
Adjusted combined ratio	76.7%	73.1%	76.3%	70.9%
Adjusted net income	$ 63,768	$ 48,532	$126,904	$99,837
Weighted-average common shares outstanding, diluted	27,056,554	27,628,733	27,208,113	27,568,913
Diluted adjusted earnings per share	$ 2.36	$ 1.76	$4.66	$3.62
Numerator: Losses and loss adjustment expenses	$ 98,988	$ 46,183	$186,085	$84,927
Denominator: Net earned premiums	$ 286,951	$ 179,958	$548,389	$344,09
Loss ratio	34.5%	25.7%	33.9%	24.7%
Numerator: Catastrophe losses	$ (418)	$ (22)	$ (149)	$ (565)
Denominator: Net earned premiums	$ 286,951	$ 179,958	$548,89	$344,029
Catastrophe loss ratio	(0.1)%	(0.0)%	(0.0)%	(0.2)%
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$ 238,904	$ 141,668	459,814	$261,674
Denominator: Net earned premiums	$ 286,951	$ 179,958	548,389	$344,029
Combined ratio	83.3%	78.8%	83.8%	76.1%
Adjustments to numerator:				
Expenses associated with transactions	$ (6)	$ (754)	(7,412)	$(2,841)
Stock-based compensation expense	(7,438)	(5,347)	(16,224)	(10,092)
Amortization of intangibles	(9,180)	(1,346)	(15,235)	(2,054)
Expenses associated with catastrophe bond	(2,330)	(2,661)	(76.3%)	(70.9%)
Catastrophe losses	418	22	149	565
Adjusted combined ratio excluding catastrophe losses	76.8%	73.1%	76.4%	71.1%

Palomar® 23

Reconciliation Of Non-GAAP Metrics Used In This Presentation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
($ in thousands, except per share data)				
Total revenue	$ 314,423	$ 203,311	$ 593,361	$377,945
Net investment income	(19,950)	(13,370)	(37,934)	(25,441)
Net realized and unrealized gains on investments	(6,753)	(8,306)	(8,306)	(5,968)
Underwriting revenue	$ 287,720	$ 181,635	$181,635	$346,536
Income before income taxes	$ 69,803	$ 59,880	$123,264	$113,593
Net investment income	(19,950)	(13,370)	(37,934)	(25,441)
Net realized and unrealized (gains) losses on investments	6,753	8,306	(4,860)	(5,968)
Interest expense	4,947	86	8,105	171
Underwriting income	$ 48,047	$ 38,290	$88,575	$82,355
Expenses associated with transactions	6	754	7412	2,841
Stock-based compensation expense	7,438	5,347	16,224	10,092
Amortization of intangibles	9,180	1,346	15,235	2,054
Expenses associated with catastrophe bond	2,330	2,661	2,330	2,661
Adjusted underwriting income	$ 67,001	$ 48,398	$129,776	$100,003
Net income	$ 52,592	$ 46,528	$95,539	$89,450
Adjustments:				
Net realized and unrealized (gains) losses on investments	6,753	8,306	(4,860)	(5,968)
Expenses associated with transactions	6	754	7,412	2,841
Stock-based compensation expense	7,438	5,347	16,224	10,092
Amortization of intangibles	9,180	1,346	15,235	2,054
Expenses associated with catastrophe bond	2,330	2,661	2,330	2,661
Tax impact	(1,025)	(202)	(4,976)	(1,293)
Adjusted net income	$ 63,768	$ 48,532	$126,904	$99,837
Annualized adjusted net income	$ 255,072	$ 194,128	$253,808	$199,674
Average stockholders' equity	$ 967,980	$ 818,823	$959,794	$788,114
Annualized adjusted return on equity	26.3%	23.7%	26.4%	25.3%